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                                                                   EXHIBIT 10.18



                        THIRD AMENDMENT TO LOAN AGREEMENT

        THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Third Amendment") is entered into as of September 30, 1997, between LEGEND PROPERTIES, INC. ("Legend"), as Borrower, and RGI Holdings, Inc. ("Holdings"), as Lender.

                                    RECITALS

        A. Legend and Holdings entered into that certain Loan Agreement dated as of March 31, 1997 (the "Loan Agreement"), pursuant to which Holdings agreed to make loans to Legend during the period beginning March 31, 1997 and ending December 31, 1997, in the aggregate principal sum of $8,500,000.00 (the "Commitment").

        B. Legend and Holdings agreed to increase the Commitment to $17,000,000.00 pursuant to the First Amendment to Loan Agreement dated as of May 30, 1997.

        C. Legend and Holdings agreed to increase the Commitment to $21,000,000.00 pursuant to the Second Amendment to Loan Agreement dated August 13, 1997.

        D. Legend and Holdings now desire to further modify the Loan Agreement to change the maturity date from December 31, 1997 to April 1, 1999.

        NOW, THEREFORE, Legend and Holdings hereby agree as follows:

        1. Sections 1.1 and 1.3 of the Loan Agreement are hereby amended by replacing "December 31, 1997" with "April 1, 1999."

        2. Borrower and Lender acknowledge and agree that the Loans made hereunder shall at all times be subordinated in all respects to the Borrower's obligations to pay Lender the amounts due under the SoGen Note and the Morgens Note, as these terms are defined in the Loan Agreement between Lender and Fokus Bank ASA dated May 14, 1996, as amended on June 18, 1996, December 23, 1996, June 30, 1997, and September 30, 1997.

        3. As a condition precedent to change the maturity date under the Loan Agreement, Borrower shall execute and deliver to Lender the following documents:

           a.  This Third Amendment;

           b. A replacement promissory note in the form attached hereto which shall replace Exhibit A to the Loan Agreement; and

           c. Evidence of the Borrower's corporate authority to enter into this Third Amendment.

        4. Except as amended by this Third Amendment, all other terms of the Loan Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.


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BORROWER:                              LENDER:

LEGEND PROPERTIES, INC.                RGI HOLDINGS, INC.

By /s/ ED PODBOY                       By /s/ RODNEY EATON
   -----------------------------          ----------------------------
   Ed Podboy                             Rodney Eaton
   Its President                         Its Vice President



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